SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549
                  ______________________________________________


                                     FORM 8-K


                  Current Report Pursuant to Section 13 or 15(d)
                      of the Securities Exchange Act of 1934



        Date of Report  (Date of earliest event reported)  August 17, 1995



                               SOFTNET SYSTEMS, INC.
               (Exact name of registrant as specified in its charter)




                    New York            1-5270          11-1817252
                (State or Other      (Commission     (I.R.S. Employer
                Jurisdiction or      File Number)  Identification No.)
                 Incorporation)


                  717 Forest Avenue, Lake Forest, Illinois  60045
                      (Address of principal executive office)


        Registrant's telephone number, including area code:  (708) 735.7150


                                  Not Applicable
          (Former name or former address, if changed since last report.)




  ITEM 5.  OTHER EVENTS

  On August 17, 1995, SoftNet Systems, Inc. issued a press release announcing third quarter earnings, certain organizational and accounting changes and the filing of a joint Proxy Statement and Prospectus, a copy of which is attached hereto as exhibit 99.1.

  ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

  (c)  Exhibits

  99.1  Press Release of the Company dated August 17, 1995.


                                    SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                SOFTNET SYSTEMS, INC.
                                    (Registrant)

  Date:  August 18, 1995        /S/  Martin A. Koehler
                                Martin A. Koehler
                                Vice President - Finance and
                                   Chief Financial Officer



                                   EXHIBIT INDEX


  (C)  Exhibits

  99.1  Press release of the Company dated August 17, 1995.